                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: JULY 15, 1997

                      SOUTHWESTERN BELL TELEPHONE COMPANY

                             A MISSOURI CORPORATION

                           COMMISSION FILE NO. 1-2346

                   IRS EMPLOYER IDENTIFICATION NO. 43-0529710

                ONE BELL CENTER, ST. LOUIS, MISSOURI 63101-3099

                        TELEPHONE NUMBER (314) 235-9800





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Item 7. Financial Statements and Exhibits

Southwestern Bell Telephone Company is filing herewith the following exhibits:

       (c)    Exhibits.

EXHIBIT
NUMBER        DESCRIPTION
------        -----------

1 Underwriting Agreement, dated July 8, 1997, between Southwestern Bell Telephone Company and Goldman, Sachs & Co., as representative of the several Underwriters named in Schedule II thereto.

4-a Southwestern Bell Telephone Company Officers' Certificate for 6 5/8% Notes due July 15, 2007, dated as of July 8, 1997, pursuant to Section 2.02(a) of the Indenture.

4-b Southwestern Bell Telephone Company Officers' Certificate for 7 3/8% Debentures due July 15, 2027, dated as of July 8, 1997, pursuant to
       Section 2.02(a) of the Indenture.

4-c    Form of 6 5/8% Global Note due July 15, 2007.

4-d    Form of 7 3/8% Global Debenture due July 15, 2027.





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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          Southwestern Bell Telephone Company


                                          /s/ John E. Gould
                                          ----------------------------------
                                          John E. Gould, Jr.
                                          Director-Financial Reporting


July 15, 1997






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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
1      Underwriting Agreement, dated July 8, 1997, between Southwestern Bell
       Telephone Company and Goldman, Sachs & Co., as representative of the several Underwriters named in Schedule II thereto.

4-a    Southwestern Bell Telephone Company Officers' Certificate for 6 5/8%
       Notes due July 15, 2007, dated as of July 8, 1997, pursuant to Section
       2.02(a) of the Indenture.

4-b    Southwestern Bell Telephone Company Officers' Certificate for 7 3/8%
       Debentures due July 15, 2027, dated as of July 8, 1997, pursuant to
       Section 2.02(a) of the Indenture.

4-c    Form of 6 5/8% Global Note due July 15, 2007.

4-d    Form of 7 3/8% Global Debenture due July 15, 2027.